As filed with the Securities and Exchange Commission on January 22, 2025

Investment Company Act File No. 811-24043

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

CION GROSVENOR INFRASTRUCTURE

MASTER FUND, LLC

(Exact Name of Registrant as Specified in its Charter)

100 Park Avenue, 25th Floor

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (646) 845-2577

Patrick T. Quinn, Esq.

100 Park Avenue, 25th Floor

New York, NY 10017

(Name and address of agent for service)

Copy to:

Michael A. Reisner Mark Gatto CION Grosvenor Management, LLC 100 Park Avenue, 25th Floor New York, NY 10017	Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001	Girish Kashyap, Esq. Grosvenor Capital Management, L.P. 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934) (“Exchange Act”).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), since such interests will be issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investment in the Registrant may be made only by individuals or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CION GROSVENOR INFRASTRUCTURE MASTER FUND, LLC

CROSS REFERENCE SHEET
PARTS A AND B

ITEM NO.	REGISTRATION STATEMENT CAPTION	CAPTION IN PART A OR PART B
Part A
1.	Outside Front Cover	Not Required
2.	Cover Pages; Other Offering Information	Not Required
3.	Fee Table and Synopsis	Fee Table
4.	Financial Highlights	Not Required
5.	Plan of Distribution	Not Required
6.	Selling Shareholders	Not Required
7.	Use of Proceeds	Not Required
8.	General Description of the Registrant	General Description of the Registrant
9.	Management of the Fund	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
Part B
14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements
Part C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PART A

Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference from the Registration Statement on Form N-2 of CION Grosvenor Infrastructure Fund (the “Feeder Fund”), as filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2024 (the “Feeder Fund’s Registration Statement”). The Feeder Fund and CION Grosvenor Infrastructure Master Fund, LLC (the “Master Fund”) are organized in what is commonly referred to as a “master-feeder” structure. Capitalized terms that are not otherwise defined shall have the respective meanings set forth in the Feeder Fund’s Registration Statement.

ITEM 3.	FEE TABLE.

This table describes the fees and expenses that you will pay if you buy and hold common shares of beneficial interest (“Shares”) in the Master Fund. Because the Master Fund has no operating history, many of these expenses are estimates.

Annual Expenses (as a percentage of net assets of the Master Fund):
Management Fee(1)	1.60%
Other Expenses(2)	2.16%
Acquired Fund Fees and Expenses(3)	0.06%
Interest Payments on Borrowed Funds(4)	0.37%
Total Annual Expenses	4.19%
Fee Waiver and Expense Reimbursements(5)	1.16%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	3.03%

(1)	The Management Fee is payable by the Master Fund, but will be borne indirectly by investors in the Feeder Fund as a result of the Feeder Fund’s investment in the Master Fund. The Master Fund will calculate and pay the Adviser the Management Fee monthly at the annual rate of 1.60% of the average daily value of the Master Fund’s net assets.
(2)	“Other Expenses” are estimated based on average net assets of the Master Fund of $375 million and anticipated expenses for the first year of the Master Fund’s operations. The Other Expenses include, among other things, professional fees and other expenses that the Master Fund will bear, including initial and ongoing offering costs and fees and expenses of the transfer agent and custodian and includes amounts that the Master Fund reimburses to the Adviser for administrative services that the Adviser provides or arranges to be provided to the Master Fund. Other Expenses are estimated for the first 12 months of operations.
(3)	Includes estimated fees and expenses of the Infrastructure Funds in which the Master Fund intends to invest based upon estimated net assets of the Master Fund of $375 million. The AFFE are based on estimated amounts for the Master Fund’s first 12 months of operations. Some or all of the Infrastructure Funds in which the Master Fund intends to invest charge carried interests, incentive fees or allocations based on the Infrastructure Funds’ performance. The Infrastructure Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00% based on committed capital, and approximately 15% to 20% of net profits as a carried interest allocation. The AFFE disclosed above are based on historic returns of the Infrastructure Funds in which the Master Fund anticipates investing during the first 12 months of operations, which may change substantially over time, therefore, significantly affecting AFFE. The AFFE shown in the expense table above reflects operating expenses of Infrastructure Funds (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of Infrastructure Funds) after refunds, excluding any performance-based fees or allocations paid by Infrastructure Funds that are paid solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in Infrastructure Funds.
(4)	These expenses represent estimated interest payments the Master Fund expects to incur in connection with its credit facility during the first 12 months of operations. The table assumes an average use of leverage by the Master Fund in an amount equal to 1.07% of the Master Fund’s average net assets of $375 million and assumes the annual interest rate on borrowings is 34.55%. See “Grosvenor and the GCM Infrastructure Platform—Leverage” in the Feeder Fund Registration Statement.
(5)	The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Master Fund for a one-year term beginning on the initial closing date for Master Fund Shares and ending on the one year anniversary thereof (the “Limitation Period”) to pay, waive, or reimburse the Master Fund’s expenses during the Limitation Period such that the Master Fund’s total annual operating expenses (exclusive of certain “Specified “Expenses” listed below) do not exceed 1.00% per annum of the Master Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Specified Expenses” is defined to include (i) all fees and expenses of the investments in which the Master Fund invests (including the underlying fees of Infrastructure Funds, Infrastructure Assets and other investments); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Infrastructure Funds, Infrastructure Assets and other investments; (iv) interest payments incurred on borrowing by the Master Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will waive fees or pay or reimburse expenses of the Master Fund to the extent necessary to eliminate such excess. The Adviser or its affiliates may also directly pay expenses on behalf of the Master Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives fees, reimburses expenses to the Master Fund or the Adviser or its affiliates pay expenses directly on behalf of the Master Fund, it is permitted to recoup from the Master Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if the ordinary Operating Expenses have fallen to a level below the Expense Cap and the recouped amount does not raise the aggregate level of ordinary Operating Expenses in the month of recoupment to a level that exceeds any expense cap applicable at such time. The Expense Limitation and Reimbursement Agreement may be terminated only by the Board on notice to the Adviser.

Example:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$31	$117	$204	$429

The purpose of this table is to assist an investor (a “Member”) in understanding the various costs and expenses that a Member in the Master Fund will bear directly or indirectly. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Master Fund, see the section entitled “Fees and Expenses” in the Feeder Fund’s Confidential Private Placement Memorandum included in the Feeder Fund’s Registration Statement on Form N-2.

The Example is based on the expenses set forth in the table above and should not be considered a representation of the Master Fund’s future expenses. Actual expenses of the Master Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

ITEM 8.	GENERAL DESCRIPTION OF THE REGISTRANT.

The Master Fund is a closed-end, non-diversified, management investment company that is operated as an interval fund and was organized as a Delaware limited liability company on March 22, 2023. Shares of the Master Fund are being issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in the Master Fund may be made only by “accredited investors,” as defined in Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

The Master Fund’s objective is to seek to provide current income and long-term capital appreciation. Information regarding the Master Fund’s investment objective, strategies, and policies, the kinds of securities in which the Master Fund principally invests, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled “Investment Objective, Opportunities and Strategies” and “Types of Investments and Related Risks” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

ITEM 9.	MANAGEMENT.

A description of how the business of the Master Fund is managed is incorporated herein by reference from the sections entitled “Management of the Fund” and “Fund Expenses” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund. The following list identifies the specific sections of the Feeder Fund’s Registration Statement under which the information required by Item 9 of Form N-2 may be found; each listed section is incorporated herein by reference, to the extent applicable to the Master Fund.

ITEM 9.1(a).	BOARD OF DIRECTORS.

See “Management of the Fund—Trustees.”

ITEM 9.1(b).	INVESTMENT ADVISERS.

See “The Adviser and Sub-Adviser.”

ITEM 9.1(c).	PORTFOLIO MANAGEMENT.

See “Management of the Fund—Investment Personnel.”

ITEM 9.1(d).	ADMINISTRATORS.

See “Management of the Fund—Administrative Services.”

ITEM 9.1(e).	CUSTODIANS.

See “Management of the Fund—Custodians, Distribution Paying Agent, Transfer Agent and Registrar.”

ITEM 9.1(f).	EXPENSES.

See “Fund Expenses.”

ITEM 9.1(g).	AFFILIATED BROKERAGE.

See “Portfolio Transactions.”

ITEM 9.2.	NON-RESIDENT MANAGERS.

Not Applicable.

ITEM 9.3.	CONTROL PERSONS.

See response to Item 19 below. To the extent that any Member is the beneficial owner of more than 25% of the Shares (by value) of the Master Fund, such Member may be deemed to be a “control person” of the Master Fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

ITEM 10.	CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1	SHARES

The Master Fund is organized as a limited liability company under the laws of the State of Delaware and will be classified as a partnership for U.S. federal income tax purposes. The rights of each Member in the Master Fund will be established and governed by the Amended and Restated Limited Liability Company Operating Agreement of the Master Fund, dated and effective as of July 25, 2024 (the “LLC Agreement”). A Member and its advisers should carefully review the LLC Agreement, as each Member will agree to be bound by its terms and conditions. The following is a summary description of certain provisions of the LLC Agreement. The description of such provisions is not definitive and is qualified in its entirety by reference to the LLC Agreement. For purposes of this Item 10.1, capitalized terms that are not otherwise defined shall have the respective meanings set forth in the LLC Agreement. Reference should be made to the complete text of the LLC Agreement. The information required by Item 10.1(e) of Form N-2 is incorporated herein by reference to the section entitled “Dividend Reinvestment Plan” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

An investor in the Master Fund will be a Member of the Master Fund and his or her rights in the Master Fund will be established and governed by the LLC Agreement. A prospective investor and his or her advisers should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Registration Statement. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members

Persons who purchase Shares will be Members of the Master Fund. The Adviser may invest in the Master Fund as a Member.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shares may only be transferred with consent from the Board of Directors. Any Shares held by a Member may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Member or (2) with the consent of the Board of Directors or their delegate (which may be withheld in the Board of Directors’ or their delegate’s sole and absolute discretion).

Other Provisions

The LLC Agreement includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Master Fund, to change the composition of the Board or convert the Master Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Master Fund, which attempts could have the effect of increasing the expenses of the Master Fund and interfering with the normal operation of the Master Fund. The Directors are elected for indefinite terms and do not stand for reelection. A Director may be removed from office (i) at any meeting of Members by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Directors prior to such removal, specifying the date when such removal shall become effective. The Directors may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Director. The LLC Agreement requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Master Fund to approve, adopt or authorize an amendment to the LLC Agreement that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Directors then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the Bylaws. Upon the adoption of a proposal to convert the Master Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the LLC Agreement to permit such a conversion of the Master Fund’s outstanding Shares entitled to vote, the Master Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Master Fund and any securities exchange.

Limitation of Liability; Indemnification

The LLC Agreement provides that the Directors and former Directors of the Board and officers and former officers of the Master Fund shall not be liable to the Master Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors and former Directors of the Board and officers and former officers of the Master Fund (as well as certain other related parties) by the Master Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Master Fund. Persons extending credit to, contracting with or having any claim against the Master Fund shall look only to the assets of the Master Fund for payment under such credit, contract or claim, and neither the Members nor the Directors, nor any of the Director’s officers, employees or agents, whether past, present or future, shall be personally liable therefore. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the Directors and former Directors of the Board, officers and former officers of the Master Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

Each Director, each officer, each Member and each other person legally or beneficially owning a Share or an interest in a Share (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Master Fund, the Delaware Limited Liability Company Act, as amended (the “Delaware Act”), the LLC Agreement (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the LLC Agreement, or (B) the duties (including fiduciary duties), obligations or liabilities of the Master Fund to the Members or the Directors, or of officers or the Board of Directors to the Master Fund, to the Members or each other, or (C) the rights or powers of, or restrictions on, the Master Fund, the officers, the Directors or the Members, or (D) any provision of the Delaware Act or other laws of the State of Delaware pertaining to limited liability companies, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Act, the LLC Agreement relating in any way to the Master Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper and (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law. However, the foregoing shall not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act, to the extent such provision violates the U.S. federal securities laws.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required under 1940 Act or such an amendment would limit Member rights, as discussed in the LLC Agreement.

Term and Dissolution

Unless dissolved, wound up and terminated as provided in the LLC Agreement, the Master Fund shall continue without limitation of time. The Master Fund shall be dissolved upon the first to occur of the following (i) by a vote of Members holding at least a majority of the Shares outstanding to dissolve the Master Fund or a vote of the Board of Directors to dissolve the Master Fund without the need for a Member vote, (ii) at any time there are no Members of the Master Fund, unless the business of the Master Fund is continued in accordance with the Delaware Act and (iii) a decree of judicial dissolution of the Master Fund under Section 18-802 of the Delaware Act.

ITEM 10.2.	LONG-TERM DEBT.

Not applicable.

ITEM 10.3.	GENERAL.

Not applicable.

ITEM 10.4.	TAXES.

The Master Fund is expected to be classified as a partnership for U.S. federal income tax purposes. Please refer to “Tax Status” for additional information regarding the taxation of the Master Fund and certain tax consequences of an investment in the Master Fund.

ITEM 10.5.	OUTSTANDING SECURITIES.

As of the time of filing of this Registration Statement, the Master Fund had not commenced investment operations and all outstanding Shares of the Master Fund were owned by the Feeder Fund.

ITEM 10.6.	SECURITIES RATINGS.

Not applicable.

ITEM 11.	DEFAULTS AND ARREARS ON SENIOR SECURITIES.

Not applicable.

ITEM 12.	LEGAL PROCEEDINGS.

Not applicable.

ITEM 13.	TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.

Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

Responses to certain Items required to be included in Part B of this Registration Statement are incorporated herein by reference from the Feeder Fund’s Registration Statement on Form N-2.

ITEM 14.	COVER PAGE.

Not applicable.

ITEM 15.	TABLE OF CONTENTS.

Not applicable.

ITEM 16.	GENERAL INFORMATION AND HISTORY.

The Master Fund is a closed-end, non-diversified, management investment company that is operated as an interval fund and was organized as a Delaware limited liability company on March 22, 2023. Prior to November 8, 2023, the Master Fund was known as the “CION GCM FUND, LLC.”

ITEM 17.	INVESTMENT OBJECTIVE AND POLICIES.

Part A contains basic information about the investment objective, policies and limitations of the Master Fund. This Part B supplements the discussion in Part A of the investment objective, policies, and limitations of the Master Fund.

Information on the fundamental investment policies and the non-fundamental investment policies and limitations of the Master Fund, the types of investment techniques used by the Master Fund and certain risks attendant thereto, as well as other information on the Master Fund’s investment process, is incorporated by reference from the sections entitled “Investment Objective, Opportunities And Strategies” and “Types of Investments and Related Risks” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

ITEM 18.	MANAGEMENT.

A description of the factors considered by the Board in approving the Management Agreement and Sub-Advisory Agreement will be included in either the Fund’s first annual or semi-annual report following the commencement of operations.

Information about the members of the Master Fund’s Board of Directors (the “Directors”) and officers of the Master Fund, their roles in the management of the Master Fund, the compensation of the Directors, and the committees of the Master Fund is incorporated by reference from the section titled “Management of the Fund” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

Members who beneficially own more than 25% of the outstanding voting securities of the Master Fund may be deemed to be a “control person” of the Master Fund for purposes of the 1940 Act. As of the date of this Registration Statement, the Master Fund had not commenced investment operations and the only outstanding Shares of the Master Fund were owned by the Feeder Fund. As of the time of filing of this Registration Statement, the Feeder Fund had not commenced investment operations and the only outstanding shares of the Feeder Fund were owned by an affiliate of the Adviser.

For additional information, see “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” in the Feeder Fund Registration Statement.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES.

Information regarding the portfolio managers of the Master Fund and the investment management and other services provided for or on behalf of the Master Fund is incorporated herein by reference from the section entitled “Management of the Fund– The Adviser and Sub-Adviser” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

ITEM 21.	PORTFOLIO MANAGERS.

A description of the Master Fund’s portfolio managers is incorporated herein by reference from the section entitled “Management of the Fund – Investment Personnel” and “Management of the Fund – Portfolio Management” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES.

A description of the Master Fund’s brokerage allocation and other practices is incorporated herein by reference from the section entitled “Portfolio Transactions” in the Feeder Fund’s Registration Statement, to the extent applicable to the Master Fund.

ITEM 23.	TAX STATUS.

The following is a discussion of certain U.S. federal income tax considerations relating to an investment in the Master Fund. This discussion is based on laws, including the Code, the Treasury Regulations promulgated thereunder and administrative, judicial and other authorities in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. The Master Fund is under no obligation to provide information to an investor with respect to changes in law or facts affecting this discussion after the date hereof. The U.S. federal income taxation of partnerships and partners is extremely complex, involving, among other things, significant issues as to the character, timing of realization and sourcing of gains and losses. In addition, the following does not purport to address all of the U.S. federal income tax consequences that may be applicable to any particular Member (such as tax-exempt Members, foreign government Members and non-U.S. Members) and does not address the U.S. state and local and non-U.S. tax consequences of an investment in the Master Fund. For example, certain types of investors, such as insurance companies, financial institutions, regulated investment companies, dealers in securities and certain large corporations subject to the base erosion and anti-abuse tax, may be subject to different U.S. federal income tax rules not discussed below. Prospective investors are therefore strongly urged to consult their tax advisors prior to investing in the Master Fund with respect to their own tax situations.

Prospective investors should consult their own tax advisors concerning the U.S. federal, state and local income tax consequences in their particular situations of the purchase, ownership and disposition of Shares, as well as any consequences under the laws of any other taxing jurisdiction.

Taxation as a Partnership

The Master Fund is expected to be treated as a partnership for U.S. federal income tax purposes. As a partnership, the Master Fund generally will not itself be subject to U.S. federal income tax. The Master Fund will annually report to each Member such Member’s distributive share of each Master Fund item of income, gain, loss, deduction and credit. Each Member is required to report separately on such Member’s U.S. federal income tax return the Member’s distributive share of the Master Fund’s net long-term capital gain or loss, net short-term capital gain or loss, net ordinary income, and deductions and credits. Each Member will be liable for any taxes owed upon the Member’s distributive share of the income or gains realized by the Master Fund, and may claim deductions for the Member’s distributive share of the Master Fund’s losses and deductions and credits for the Member’s distributive share of the Master Fund’s credits, to the extent allowed under the Code and except as noted below.

The Master Fund could fail to qualify as a partnership for U.S. federal income tax purposes in future years as a result of a variety of developments including, without limitation, (i) modifications of the law governing the classification of entities as partnerships and (ii) characterization of the Master Fund as a “publicly traded partnership” as a result of the volume and nature of contributions of capital and redemptions and transfers of Shares in the Master Fund. While there can be no assurances, the Master Fund expects that it will not be characterized as a publicly traded partnership for U.S. federal income tax purposes. If it were determined that the Master Fund should be treated as a “publicly traded partnership” taxable as a corporation for U.S. federal income tax purposes, the Master Fund’s taxable income would be taxable at corporate income tax rates when recognized by the Master Fund; distributions of such income generally would be treated as dividend income when received by Members to the extent of the current or accumulated earnings and profits of the Master Fund; and Members would not be entitled to report profits or losses realized by the Master Fund. The remainder of this discussion assumes that the Master Fund will be treated as a partnership for U.S. federal income tax purposes.

Taxation of Members

In General. For U.S. federal income tax purposes, each Member of the Master Fund will be required to take into account its distributive share of each item of the Fund’s income, gain, loss, deduction and credit, whether or not distributed. It is possible that, in any year, a Member’s tax liability arising from the Fund could exceed the distributions made by the Master Fund to such Member. The Master Fund will provide each Member with information with respect to the operations of the Fund necessary to file its U.S. federal income tax return.

The Master Fund will file a U.S. federal partnership information return reporting its operations for each year and provide a Schedule K-1 to each Member. However, Members may not receive such Schedule K-1 prior to when their tax return reporting obligations become due and may need to file for extensions or prepare their tax returns based on estimates.

For U.S. federal income tax purposes, a Member’s allocable share of items of income, gain, loss, deduction, or credit of the Master Fund will be governed by the LLC Agreement if such allocations comply with certain applicable provisions of U.S. federal income tax laws and regulations. The Master Fund believes that, for U.S. federal income tax purposes, such allocations should be respected, and the General Partner intends to prepare tax returns based on such allocations. If the IRS successfully challenged the allocations made pursuant to the LLC Agreement, the resulting allocations to a particular Member for U.S. federal income tax purposes may be different than the allocations set forth in the LLC Agreement.

Deductions, credits and losses arising from an investment in the Master Fund may be limited or disallowed under certain tax rules.

Basis. Each Member will (subject to certain limits discussed below) be entitled to deduct its allocable share of the Master Fund’s losses to the extent of its tax basis in its interest at the end of the tax year of the Master Fund in which such losses are recognized. A Member’s tax basis in its Shares in the Master Fund is, in general, equal to the amount of cash the Member has contributed to the Master Fund, increased by the Member’s proportionate share of income and liabilities of the Master Fund, and decreased by the Member’s proportionate share of reductions in such liabilities, distributions, and losses.

Fund Distributions. Distributions of cash (including in certain circumstances distributions of certain “marketable securities” treated as cash distributions) from the Master Fund to a Member in any year will reduce the tax basis of that Member’s Shares by the amount of such cash distribution. A reduction in a Member’s share of the Master Fund’s liabilities will be treated as a distribution of cash for these purposes. To the extent such distributions exceed the adjusted basis of a Member’s Shares, such Member will be treated as having recognized gain from the sale or exchange of such Shares. In general, distributions (other than liquidating distributions) of property other than cash will reduce the basis (but not below zero) of a Member’s Shares by the amount of the Master Fund’s adjusted basis in such property immediately before its distribution but will not result in the realization of taxable income to the Member.

Sale or Disposition of Shares. Transfers and sales of Shares in the Master Fund are limited pursuant to the terms of the LLC Agreement. A Member that sells or otherwise disposes of Shares in the Master Fund in a taxable transaction generally will recognize gain or loss equal to the difference, if any, between the adjusted basis of the Shares and the amount realized from the sale or disposition. The amount realized will include the Member’s share of the Master Fund’s liabilities outstanding at the time of the sale or disposition. If the Member holds such Shares as capital assets, such gain or loss will generally be treated as capital gain or loss. However, gain from the sale or other disposition of such Shares will be treated as ordinary income to the extent of the Member’s distributive share of any “unrealized receivables” (which includes among other things certain depreciation recapture) and “inventory items,” (which includes property the Master Fund does not hold as a capital asset or property used in a trade or business). Gain or loss from the disposition of such Shares will generally be long-term capital gain or loss if the Member had held the Shares for more than one year on the date of such sale or disposition, provided, that a capital contribution by the Member within the one-year period ending on such date may cause part of such gain or loss to be short-term.

In the event of a sale or other transfer of Shares in the Master Fund at any time other than the end of the Master Fund’s taxable year, the share of income and losses of the Master Fund for the year of transfer attributable to the Shares transferred will be allocated for U.S. federal income tax purposes between the transferor and the transferee consistent with applicable requirements under Section 706 of the Code.

Medicare Tax. Members that are individuals, estates or trusts are subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income,” in the case of estates and trusts) for each taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount. Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Master Fund will be included in a Member’s “net investment income” subject to this Medicare tax.

Other Tax Matters

Reportable Transactions. The Code and Treasury Regulations contain special provisions relating to “reportable transactions.” If applicable to the Master Fund (or any of the transactions undertaken by the Master Fund, such as its investments), these provisions would require Members that are required to file U.S. federal income tax returns (and, in some cases, certain direct and indirect interest holders of certain Members) to disclose to the IRS information relating to the Master Fund, and to retain certain documents and other records related thereto.

Partnership Audit Rules. U.S. federal income tax audits of partnerships are conducted at the partnership level and, unless a partnership qualifies for and affirmatively elects an alternative procedure, any adjustments to the amount of tax due (including interest and penalties) will be payable by the partnership. Under the elective alternative procedure, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take the adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments.

If the Master Fund elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that the Master Fund will be eligible to make such an election or that it will, in fact, make such an election for any given adjustment. If the Master Fund does not or is not able to make such an election, then (a) the then-current Members of the Master Fund (including the Feeder Fund), in the aggregate, could indirectly bear income tax liabilities in excess of the aggregate amount of taxes that would have been due had the Master Fund elected the alternative procedure and (b) a Member may indirectly bear taxes attributable to income allocable to other Members or former Members, including taxes (as well as interest and penalties) with respect to periods prior to such Member’s ownership of Shares. Accordingly, it is possible that a Member will bear tax liabilities unrelated to its ownership of Shares. Amounts available for distribution to the Members may be reduced as result of the Master Fund’s obligations to pay any taxes associated with an adjustment. The partnership representative of the Master Fund will be the only person with the authority to act on behalf of the Master Fund with respect to audits and certain other tax matters and may decide not to elect the alternative procedure for any particular adjustment. In addition, the Master Fund and each Member will be bound by the actions taken by the partnership representative on behalf of the Master Fund during any audit or litigation proceeding concerning U.S. federal income taxes. The partnership audit rules will also apply to an audit of any partnership in which the Master Fund invests directly or indirectly.

ITEM 24.	FINANCIAL STATEMENTS.

The Master Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. At the time of this filing, the Master Fund has not conducted any business, other than in connection with its organization.

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements:	Not Applicable.
2.	Exhibits:
	(a)	(1) Certificate of Formation(1)
(2) Certificate of Amendment(1)
(3) Amended and Restated Limited Liability Company Operating Agreement(1)
	(b)	Not Applicable.
	(c)	Not Applicable.
	(d)	See Item 25(2)(a)(2).
	(e)	Form of Dividend Reinvestment Plan(1)
	(f)	Not Applicable.
	(g)	(1) Investment Management Agreement(1)
(2) Sub-Advisory Agreement(1)
	(h)	Not Applicable.
	(i)	Not Applicable.
	(j)	Custody Agreement(1)
	(k)	(1) Services Agreement(1)
(2) Expense Limitation and Reimbursement Agreement for the Registrant(1)
(3) Form of Trademark Licensing Agreement by and between the Registrant, the Feeder Fund and CION Investment Group, LLC(1)
(4) Form of Trademark Licensing Agreement by and between the Registrant, the Feeder Fund and Grosvenor Capital Management, L.P. (1)
	(l)	Not Applicable.
	(m)	Not Applicable.
	(n)	Not Applicable.
	(o)	Not Applicable.
	(p)	Not Applicable.
	(q)	Not Applicable.
	(r)	Code of Ethics of the Registrant and the Adviser(1)

(1) Filed herewith.

Item 26.	Marketing Arrangements

Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution

Not applicable.

Legal Fees	$100,000
Miscellaneous fees and expenses	$25,000
$125,000

Item 28.	Persons Controlled by or Under Common Control

The Registrant is not aware of any person that is directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by CION Grosvenor Management, LLC, the Registrant’s investment advisor. Information regarding the ownership of CION Grosvenor Management, LLC (“CION GCM”) is set forth in its Form ADV as filed with the SEC (File No. 801-130219) and information regarding the ownership of Grosvenor Capital Management, L.P. (“Grosvenor”) is set forth in its Form ADV as filed with the SEC (File No. 801-54965).

Item 29.	Number of Holders of Securities

At the time of the filing of this Registration Statement, there was one record holder of the Registrant’s Shares.

Item 30.	Indemnification

Reference is made to Article V, Section 5.3 of the Registrant’s Amended and Restated Limited Liability Company Operating Agreement. The Registrant, its Directors and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

CION GCM serves as the investment advisor to the Registrant. CION GCM is engaged in the investment advisory business. Grosvenor serves as the investment sub-advisor to the Registrant. Grosvenor is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which CION GCM, Grosvenor and each of their executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or director, reference is made to the information set forth in CION GCM’s Form ADV (File No. 801-130219) and Grosvenor’s Form ADV (File No. 801-54965), each as filed with the SEC and incorporated herein by reference.

Item 32.	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, and the rules thereunder, are maintained at the offices of the Fund’s custodian, The Bank of New York Mellon, and the Fund’s administrator, ALPS Fund Services, Inc.

Item 33.	Management Services

None.

Item 34.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 22nd day of January, 2025.

CION GROSVENOR INFRASTRUCTURE MASTER FUND, LLC

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer and Co-President

EXHIBIT INDEX

Exhibit No.	Description
(a)(1)	Certificate of Formation
(a)(2)	Certificate of Amendment
(a)(3)	Amended and Restated Limited Liability Company Operating Agreement
(e)	Form of Dividend Reinvestment Plan
(g)(1)	Investment Management Agreement
(g)(2)	Sub-Advisory Agreement
(j)	Custody Agreement
(k)(1)	Services Agreement
(k)(2)	Expense Limitation and Reimbursement Agreement for the Registrant
(k)(3)	Form of Trademark Licensing Agreement by and between the Registrant, the Feeder Fund and CION Investment Group, LLC
(k)(4)	Form of Trademark Licensing Agreement by and between the Registrant, the Feeder Fund and Grosvenor Capital Management, L.P.
(r)	Code of Ethics of the Registrant and the Adviser